Pursuant to Rule 497(e)
                                                       Registration No. 33-36784

                              LEBENTHAL FUNDS, INC.

                       SUPPLEMENT DATED NOVEMBER 18, 2003
                   TO THE PROSPECTUS DATED MARCH 28, 2003 AND
                    STATEMENT OF ADDITIONAL INFORMATION DATED
                                 MARCH 28, 2003

               On September 17, 2003, The MONY Group Inc. ("MONY"), AXA Financial, Inc. ("AXA") and AIMA Acquisition Co. entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for the acquisition of MONY by AXA (the "Merger"). As a result of the Merger, MONY will cease to be a publicly traded company and will become a wholly-owned subsidiary of AXA. AXA is a diversified financial services organization offering a broad spectrum of financial advisory, insurance and investment management products and services. MONY is the indirect parent company of Boston Advisors, Inc. and Advest, Inc. Boston Advisors, Inc. is the investment manager (the "Manager") of Lebenthal Funds, Inc. (the "Fund") and Advest, Inc. is the distributor (the "Distributor") of the Fund. The Merger will not affect the daily operations, including the management, of the Fund or the services provided by the Manager and Distributor.

               Consummation of the Merger is subject to a number of contingencies, including regulatory approvals and approval by the stockholders of MONY. Pursuant to the Investment Company Act of 1940, as amended, the closing of the Merger will cause a change of control in the Manager and Distributor which will result in an assignment of the Fund's Management Contracts, Distribution Agreements and Shareholder Servicing Agreements. In order to permit the Manager to continue providing investment management services to the Fund, at a meeting on October 23, 2003, the Fund's Board of Directors approved new Management Contracts. The new Management Contracts are identical to the current Management Contracts except for the dates of execution and termination, and will be effective upon the closing of the Merger, subject to approval by the Fund's shareholders. In addition, the Board of Directors approved new Distribution and Shareholder Servicing Agreements, which are identical to the current Agreements except for the dates of execution and termination, to be effective upon the closing of the Merger, and which do not require shareholder approval. It is anticipated that shareholders will be asked to approve the new Management Contracts in the near future.